UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

October 16, 2026

FIRST MID BANCSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13368	37-1103704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1421 CHARLESTON AVENUE MATTOON, IL	61938
(Address of Principal Executive Offices)	(Zip Code)

(217) 234-7454
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FMBH	Nasdaq Global Market

Item 1.01 Entry into a Material Definitive Agreement.

On October 16, 2026, First Mid Bancshares, Inc. (the “Company”), EPL LINCO Trust, dated December 1, 2015 (the “Trust”), and, solely for purposes of agreeing to be bound by the Registration Rights Agreement defined and referenced below, PL Generations LLC, a Delaware limited liability company (“PL Generations”), entered into Amendment No. 2 to Registration Rights Agreement (the “Amendment”).

On February 22, 2021, in connection with the issuance of shares of the Company’s common stock (the “Shares”) to the Trust as consideration in the Company’s acquisition of LINCO Bancshares, Inc., the Company and the Trust entered into a Registration Rights Agreement, dated as of February 22, 2021 (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company filed a registration statement on Form S-3 (File No. 333-254205) registering the resale of the Shares, which was declared effective on August 9, 2021, and the Company agreed, among other things, to keep the registration statement effective for three years following its effectiveness. On August 7, 2024, the Company and the Trust entered into Amendment No. 1 to Registration Rights Agreement, pursuant to which the Company agreed to keep the registration statement effective until August 7, 2027, subject to certain exceptions.

Pursuant to the Amendment, the parties amended the definition of “Permitted Transferee” in the Registration Rights Agreement to include PL Generations as a permitted transferee. The Amendment also provides that, effective upon and only to the extent of any transfer of Shares by the Trust to PL Generations in accordance with the Registration Rights Agreement, PL Generations will be bound by the Registration Rights Agreement with respect to such Shares and will thereafter be a “Holder” under the Registration Rights Agreement with respect to such Shares.

In connection with the Company’s acquisition of LINCO Bancshares, Inc., J. Kyle McCurry was appointed to the boards of directors of the Company and First Mid Bank & Trust effective February 22, 2021. Mr. McCurry is affiliated with the Trust and PL Generations and continues to serve as a director of the Company and First Mid Bank & Trust.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 2 to Registration Rights Agreement, dated as of October 16, 2026, by and among First Mid Bancshares, Inc., EPL LINCO Trust, dated December 1, 2015, and PL Generations LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID BANCSHARES, INC.

Dated: October 21, 2026

By: /s/ Matthew K. Smith

Matthew K. Smith

President and Chief Executive Officer